UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      April 12, 2007
                                                       -------------------------

                             ESCALADE, INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

                  0-6966                              13-2739290
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         (Commission File Number)         (IRS Employer Identification No.)


         817 Maxwell Avenue, Evansville, Indiana                47711
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         (Address of Principal Executive Offices)            (Zip Code)

                                 (812) 467-4449
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02   Results of Operations and Financial Condition.

On April 13, 2007, Escalade, Incorporated ("Escalade") issued the press release attached hereto as Exhibit 99.1 announcing financial information regarding Escalade's completed first quarter fiscal 2007. The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02(c) - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 12, 2007, Escalade's Board of Directors appointed Terry Frandsen as Escalade's interim Chief Executive Officer pending the Board's selection of a permanent successor to Daniel A. Messmer, the Company's prior Chief Executive Officer and President who died suddenly of natural causes on April 9, 2007. Mr. Frandsen will continue to serve as the Company's Chief Financial Officer, a position he has held since 2003.

Terry Frandsen joined the Company in October 2002. From 1998 to 2002, Mr. Frandsen served as the Executive Vice President and Chief Operating Officer of Seiko Instruments USA, a wholly owned subsidiary of a Japanese conglomerate. From 1991 to 1998 Mr. Frandsen served as the US Controller of Micro Focus, Inc., a global leader in software development tools. Prior to that he held positions ranging from Controller to CFO in various companies and spent 5 years as a Manager with an international CPA firm. Mr. Frandsen holds a BS degree in Business Administration from California State University at Hayward and is a Certified Public Accountant.

Mr. Frandsen has no family relationship with any other executive officer or director of Escalade.


Item 8.01 - Other Events

On April 12, 2007, Escalade's Board of Directors withdrew its previous determination to increase the size of the Board to seven directors effective as of the date of the Annual Meeting of Stockholders to be held on April 27, 2007, and voted instead to retain the size of the Board at six directors as permitted pursuant to the terms of Escalade's Bylaws. Other than Mr. Messmer, the nominees named in Escalade's proxy statement relating to the 2007 Annual Meeting will be nominated for those six board seats.

Escalade issued the press release attached hereto as Exhibit 99.1 on April 13, 2007 announcing the executive management changes described above.

Item 9.01 Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit        Description
                  -------        -----------

                  99.1           Press release dated April 13, 2007

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 13, 2007                  ESCALADE, INCORPORATED

                                       By: /s/ TERRY D. FRANDSEN
                                           -------------------------------------
                                           Terry D. Frandsen, Vice President and
                                           Chief Financial Officer

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